EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000096107
Class 5 SEC Identifier C000015906


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $17,979
2. Dividends for a second class of open-end company shares                                                          $116,545
3. Dividends for a third class of open-end company shares                                                           $18,620
4. Dividends for a fourth class of open-end company shares                                                          $3,247
5. Dividends for a fifth class of open-end company shares							    $409,188

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.766
        2. Dividends from a second class of open-end company shares                                                 $1.887
        3. Dividends from a third class of open-end company shares                                                  $0.811
	4. Dividends from a fourth class of open-end company shares                                                 $3.630
	5. Dividends from a fifth class of open-end company shares                                                  $1.511

Item 74

U)      1. Number of shares outstanding                                                                              22,280
        2. Number of shares outstanding for a second class of shares of open-end company shares                      64,916
        3. Number of shares outstanding for a third class of shares of open-end company shares                       24,197
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      878
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       305,410

V)      1. Net asset value per share (to the nearest cent)                                                           $31.44
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              $73.23
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               $31.23
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              $139.48
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               $58.54



Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $7,088
2. Dividends for a second class of open-end company shares                                                          $55,521
3. Dividends for a third class of open-end company shares                                                           $8,276
4. Dividends for a fourth class of open-end company shares                                                          $100,428


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.296
        2. Dividends from a second class of open-end company shares                                                 $2.055
        3. Dividends from a third class of open-end company shares                                                  $0.318
	4. Dividends from a fourth class of open-end company shares                                                 $1.662

Item 74

U)      1. Number of shares outstanding                                                                              21,843
        2. Number of shares outstanding for a second class of shares of open-end company shares                      27,148
        3. Number of shares outstanding for a third class of shares of open-end company shares                       30,321
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      70,511


V)      1. Net asset value per share (to the nearest cent)                                                           $13.56
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              $87.97
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               $13.46
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              $71.13



Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund) Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000035633
Class 3 SEC Identifier C000015901
Class 4 SEC Identifier C000096106
Class 5 SEC Identifier C000015902
Item 72DD

1. Total Income dividends for which record date passed during the period                                            $38,483
2. Dividends for a second class of open-end company shares                                                          $271,514
3. Dividends for a third class of open-end company shares                                                           $122,601
4. Dividends for a fourth class of open-end company shares                                                          $89,075
5. Dividends for a fifth class of open-end company shares							    $1,390,987

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.593
        2. Dividends from a second class of open-end company shares                                                 $0.845
        3. Dividends from a third class of open-end company shares                                                  $0.650
	4. Dividends from a fourth class of open-end company shares                                                 $2.177
	5. Dividends from a fifth class of open-end company shares						    $1.016

Item 74

U)      1. Number of shares outstanding                                                                             61,710
        2. Number of shares outstanding for a second class of shares of open-end company shares                     340,257
        3. Number of shares outstanding for a third class of shares of open-end company shares                      200,766
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     42,649
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			    1,460,990

V)      1. Net asset value per share (to the nearest cent)                                                          $28.16
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             $36.99
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              $28.13
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             $93.57
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)		    $44.47


Series 4

SEC Identifier S000015871 (Vanguard FTSE All-World ex-US Index Fund) Class 1 SEC Identifier C000043571
Class 2 SEC Identifier C000105302
Class 3 SEC Identifier C000096109
Class 4 SEC Identifier C000043572
Class 5 SEC Identifier C000043573

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $15,595
2. Dividends for a second class of open-end company shares                                                      $122,709
3. Dividends for a third class of open-end company shares                                                       $67,584
4. Dividends for a fourth class of open-end company shares                                                      $498,013
5. Dividends for a fifth class of open-end company shares							$139,459

Item 73

Distributions per share for which record date passed during the period:
A)      1. Dividends from net investment income                                                                 $0.513
        2. Dividends from a second class of open-end company shares                                             $0.850
        3. Dividends from a third class of open-end company shares                                              $2.891
	4. Dividends from a fourth class of open-end company shares                                             $1.367
	5. Dividends from a fifth class of open-end company shares						$2.701

Item 74

U)      1. Number of shares outstanding                                                                        29,964
        2. Number of shares outstanding for a second class of shares of open-end company shares                159,028
        3. Number of shares outstanding for a third class of shares of open-end company shares                 24,396
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                403,332
	5. Number of shares outstanding for a fifth class of shares of open-end company shares		       52,326

V)      1. Net asset value per share (to the nearest cent)                                                      $21.17
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)         $33.35
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)          $111.96
        4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)         $53.65
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)	        $105.72


Series 5

SEC Identifier S000022482 (Vanguard Total World Stock Index Fund)
Class 1 SEC Identifier C000065037
Class 2 SEC Identifier C000065039
Class 3 SEC Identifier C000065038

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $29,590
2. Dividends for a second class of open-end company shares                                                          $50,514
3. Dividends for a third class of open-end company shares                                                           $179,823

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.598
        2. Dividends from a second class of open-end company shares                                                 $3.136
        3. Dividends from a third class of open-end company shares                                                  $1.530

Item 74

U)      1. Number of shares outstanding                                                                             51,773
        2. Number of shares outstanding for a second class of shares of open-end company shares                     17,165
        3. Number of shares outstanding for a third class of shares of open-end company shares                      135,238

V)      1. Net asset value per share (to the nearest cent)                                                          $29.40
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             $147.32
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              $72.13


Series 6

SEC Identifier S000025074 (Vanguard FTSE All-World ex-US Small-Cap Index Fund) Class 1 SEC Identifier C000074579
Class 2 SEC Identifier C000074580
Class 3 SEC Identifier C000074581

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $16,555
2. Dividends for a second class of open-end company shares                                                          $4,326
3. Dividends for a third class of open-end company shares                                                           $89,996

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.029
        2. Dividends from a second class of open-end company shares                                                 $5.410
        3. Dividends from a third class of open-end company shares                                                  $2.830


Item 74

U)      1. Number of shares outstanding                                                                             18,299
        2. Number of shares outstanding for a second class of shares of open-end company shares                     1,017
        3. Number of shares outstanding for a third class of shares of open-end company shares                      39,277

V)      1. Net asset value per share (to the nearest cent)                                                          $44.36
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             $222.24
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              $116.30


Series 7

SEC Identifier S000030007 (Vanguard Global ex-U.S. Real Estate Index Fund) Class 1 SEC Identifier C000092023
Class 2 SEC Identifier C000092024
Class 3 SEC Identifier C000092026
Class 4 SEC Identifier C000092025

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $2,179
2. Dividends for a second class of open-end company shares                                                          $14,861
3. Dividends for a third class of open-end company shares                                                           $6,531
4. Dividends for a fourth class of open-end company shares                                                          $142,965


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.801
        2. Dividends from a second class of open-end company shares                                                 $1.265
	3. Dividends from a third class of open-end company shares                                                  $4.230
	4. Dividends from a fourth class of open-end company shares                                                 $2.085


Item 74

U)      1. Number of shares outstanding                                                                             2,334
        2. Number of shares outstanding for a second class of shares of open-end company shares                     12,562
        3. Number of shares outstanding for a third class of shares of open-end company shares                      1,297
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     86,088

V)      1. Net asset value per share (to the nearest cent)                                                          $23.79
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             $36.05
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              $120.11
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             $59.49


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